Exhibit 99.3

gsaa - Price/Yield - A1

Balance  $147,740,000.00   Delay                   0   Index   LIBOR_1MO | 1.125
Coupon             1.505   Dated           6/28/2004
Settle         6/28/2004   First Payment   7/25/2004

              Price           0 CPR          10 CPR          20 CPR          25 CPR
          100.00000         1.50971         1.50971         1.50971         1.50971         Yield
          100.00000              38              38              38              38   Disc Margin

                WAL           18.26            6.88            3.66            2.89
   Principal Window   Jul04 - Jul32   Jul04 - Sep21   Jul04 - Jan14   Jul04 - Feb12

          LIBOR_1MO           1.125           1.125           1.125           1.125
          LIBOR_6MO         1.60500         1.60500         1.60500         1.60500
          LIBOR_1YR          2.1113          2.1113          2.1113          2.1113
            CMT_1YR            1.89            1.89            1.89            1.89
             Prepay           0 CPR          10 CPR          20 CPR          25 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)

              Price          30 CPR          35 CPR          40 CPR
          100.00000         1.50972         1.50972         1.50972         Yield
          100.00000              38              38              38   Disc Margin

                WAL            2.35            1.94            1.63
   Principal Window   Jul04 - Sep10   Jul04 - Sep09   Jul04 - Dec08

          LIBOR_1MO           1.125           1.125           1.125
          LIBOR_6MO         1.60500         1.60500         1.60500
          LIBOR_1YR          2.1113          2.1113          2.1113
            CMT_1YR            1.89            1.89            1.89
             Prepay          30 CPR          35 CPR          40 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

gsaa - Price/Yield - A2A

Balance  $104,859,000.00   Delay                   0   Index   LIBOR_1MO | 1.125
Coupon             1.255   Dated           6/28/2004
Settle         6/28/2004   First Payment   7/25/2004

              Price           0 CPR          10 CPR          20 CPR          25 CPR
          100.00000         1.25828         1.25828         1.25828         1.25828         Yield
          100.00000              13              13              13              13   Disc Margin

                WAL           14.79            3.91            1.99            1.56
   Principal Window   Jul04 - Jul28   Jul04 - Dec13   Jul04 - Jun09   Jul04 - May08

          LIBOR_1MO           1.125           1.125           1.125           1.125
          LIBOR_6MO         1.60500         1.60500         1.60500         1.60500
          LIBOR_1YR          2.1113          2.1113          2.1113          2.1113
            CMT_1YR            1.89            1.89            1.89            1.89
             Prepay           0 CPR          10 CPR          20 CPR          25 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)

              Price          30 CPR          35 CPR          40 CPR
          100.00000         1.25828         1.25828         1.25828         Yield
          100.00000              13              13              13   Disc Margin

                WAL            1.25            1.05            0.89
   Principal Window   Jul04 - Jun07   Jul04 - Dec06   Jul04 - Jul06

          LIBOR_1MO           1.125           1.125           1.125
          LIBOR_6MO         1.60500         1.60500         1.60500
          LIBOR_1YR          2.1113          2.1113          2.1113
            CMT_1YR            1.89            1.89            1.89
             Prepay          30 CPR          35 CPR          40 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

gsaa - Price/Yield - A2B

Balance   $42,880,000.00   Delay                   0   Index   LIBOR_1MO | 1.125
Coupon             1.675   Dated           6/28/2004
Settle         6/28/2004   First Payment   7/25/2004

              Price           0 CPR          10 CPR          20 CPR          25 CPR
          100.00000         1.68084         1.68084         1.68084         1.68084         Yield
          100.00000              55              55              55              55   Disc Margin

                WAL           26.75           14.16            7.74            6.16
   Principal Window   Jul28 - Jul32   Dec13 - Sep21   Jun09 - Jan14   May08 - Feb12

          LIBOR_1MO           1.125           1.125           1.125           1.125
          LIBOR_6MO         1.60500         1.60500         1.60500         1.60500
          LIBOR_1YR          2.1113          2.1113          2.1113          2.1113
            CMT_1YR            1.89            1.89            1.89            1.89
             Prepay           0 CPR          10 CPR          20 CPR          25 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)

              Price          30 CPR          35 CPR          40 CPR
          100.00000         1.68084         1.68084         1.68084         Yield
          100.00000              55              55              55   Disc Margin

                WAL            5.02            4.13            3.43
   Principal Window   Jun07 - Sep10   Dec06 - Sep09   Jul06 - Dec08

          LIBOR_1MO           1.125           1.125           1.125
          LIBOR_6MO         1.60500         1.60500         1.60500
          LIBOR_1YR          2.1113          2.1113          2.1113
            CMT_1YR            1.89            1.89            1.89
             Prepay          30 CPR          35 CPR          40 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

gsaa - Price/Yield - M-1

Balance    $6,548,000.00   Delay                   0   Index   LIBOR_1MO | 1.125
Coupon             1.775   Dated           6/28/2004
Settle         6/28/2004   First Payment   7/25/2004

              Price           0 CPR          10 CPR          20 CPR          25 CPR
          100.00000         1.78156         1.78156         1.78156         1.78156         Yield
          100.00000              65              65              65              65   Disc Margin

                WAL           25.06           11.74            6.35            5.12
   Principal Window   Jul24 - Jul32   Jun10 - Sep21   Jul07 - Jan14   Aug07 - Feb12

          LIBOR_1MO           1.125           1.125           1.125           1.125
          LIBOR_6MO         1.60500         1.60500         1.60500         1.60500
          LIBOR_1YR          2.1113          2.1113          2.1113          2.1113
            CMT_1YR            1.89            1.89            1.89            1.89
             Prepay           0 CPR          10 CPR          20 CPR          25 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)

              Price          30 CPR          35 CPR          40 CPR
          100.00000         1.78156         1.78156         1.78156         Yield
          100.00000              65              65              65   Disc Margin

                WAL            4.37            3.95            3.74
   Principal Window   Aug07 - Sep10   Sep07 - Sep09   Nov07 - Dec08

          LIBOR_1MO           1.125           1.125           1.125
          LIBOR_6MO         1.60500         1.60500         1.60500
          LIBOR_1YR          2.1113          2.1113          2.1113
            CMT_1YR            1.89            1.89            1.89
             Prepay          30 CPR          35 CPR          40 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

gsaa - Price/Yield - M-2

Balance    $9,584,000.00   Delay                   0   Index   LIBOR_1MO | 1.125
Coupon             2.425   Dated           6/28/2004
Settle         6/28/2004   First Payment   7/25/2004

              Price           0 CPR          10 CPR          20 CPR          25 CPR
          100.00000         2.43725         2.43725         2.43725         2.43725         Yield
          100.00000             130             130             130             130   Disc Margin

                WAL           25.06           11.74            6.34            5.10
   Principal Window   Jul24 - Jul32   Jun10 - Sep21   Jul07 - Jan14   Jul07 - Feb12

          LIBOR_1MO           1.125           1.125           1.125           1.125
          LIBOR_6MO         1.60500         1.60500         1.60500         1.60500
          LIBOR_1YR          2.1113          2.1113          2.1113          2.1113
            CMT_1YR            1.89            1.89            1.89            1.89
             Prepay           0 CPR          10 CPR          20 CPR          25 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)

              Price          30 CPR          35 CPR          40 CPR
          100.00000         2.43725         2.43725         2.43725         Yield
          100.00000             130             130             130   Disc Margin

                WAL            4.34            3.87            3.61
   Principal Window   Jul07 - Sep10   Aug07 - Sep09   Aug07 - Dec08

          LIBOR_1MO           1.125           1.125           1.125
          LIBOR_6MO         1.60500         1.60500         1.60500
          LIBOR_1YR          2.1113          2.1113          2.1113
            CMT_1YR            1.89            1.89            1.89
             Prepay          30 CPR          35 CPR          40 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

gsaa - Price/Yield - M-3

Balance    $4,791,000.00   Delay                   0   Index   LIBOR_1MO | 1.125
Coupon             3.375   Dated           6/28/2004
Settle         6/28/2004   First Payment   7/25/2004

              Price           0 CPR          10 CPR          20 CPR          25 CPR
          100.00000         3.39875         3.39875         3.39875         3.39875         Yield
          100.00000             225             225             225             225   Disc Margin

                WAL           24.76           10.98            5.89            4.73
   Principal Window   Jul24 - Jun32   Jun10 - Jul21   Jul07 - Dec13   Jul07 - Jan12

          LIBOR_1MO           1.125           1.125           1.125           1.125
          LIBOR_6MO         1.60500         1.60500         1.60500         1.60500
          LIBOR_1YR          2.1113          2.1113          2.1113          2.1113
            CMT_1YR            1.89            1.89            1.89            1.89
             Prepay           0 CPR          10 CPR          20 CPR          25 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)

              Price          30 CPR          35 CPR          40 CPR
          100.00000         3.39876         3.39876         3.39876         Yield
          100.00000             225             225             225   Disc Margin

                WAL            4.01            3.57            3.31
   Principal Window   Jul07 - Sep10   Jul07 - Sep09   Jul07 - Nov08

          LIBOR_1MO           1.125           1.125           1.125
          LIBOR_6MO         1.60500         1.60500         1.60500
          LIBOR_1YR          2.1113          2.1113          2.1113
            CMT_1YR            1.89            1.89            1.89
             Prepay          30 CPR          35 CPR          40 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.